                                                                    EXHIBIT 10.5

PORTIONS OF THIS DOCUMENT INDICATED BY AN [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT OF SUCH INFORMATION.

                          FIRST AMENDMENT TO MOTOROLA
                          MASTER DISTRIBUTOR AGREEMENT

         The First Amendment to Motorola Master Distributor Agreement ("Amendment") is made and entered into effective as of the 1st day of April, 2004 by and between Motorola, Inc., a Delaware corporation, 1299 East Algonquin Road, Schaumburg, Illinois 60196 ("Motorola") and Brightstar Corp., a Delaware corporation, having its principal place of business at 2010 N.W. 84th Avenue, Miami, Florida 33486 ("Master Distributor"), to amend that certain Motorola Master Distributor entered into and effective as of the 23rd day of January, 2003, by and between Motorola and Master Distributor ("Agreement").

         WHEREAS, Motorola and Master Distributor desire to amend the Agreement;

         NOW THEREFORE, in consideration of valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. The following specific paragraphs of the Agreement and its Exhibits and Attachments are hereby amended, as follows:

         a. Section 4(b) of the Agreement is hereby deleted in its entirety.

         b. Section 11 (a) of the Agreement is hereby deleted in its entirety and the following is substituted therefor:

                  "(a) IF THIS AGREEMENT IS TERMINATED OR EXPIRES, OR IF MOTOROLA CANCELS ANY OF MASTER DISTRIBUTOR'S ORDERS FOR THE PRODUCTS WHICH REMAIN UNDELIVERED ON THE EFFECTIVE DATE OF ANY TERMINATION OR EXPIRATION OF THIS AGREEMENT, MOTOROLA SHALL NOT BE LIABLE FOR ANY DAMAGES WHATSOEVER (INCLUDING, BUT NOT LIMITED TO, ANY CLAIM FOR LOSS OF PROFITS OR PROSPECTIVE PROFITS) WHICH ARE IN ANY WAY RELATED TO THE SALE OR PURCHASE OF PRODUCTS UNDER THIS AGREEMENT."

         c. Section A(5) of Attachment B is amended by deleting the last sentence of such subsection.

         d. The first sentence of Section A(9) of Attachment B is amended by deleting the phrase [***] and substituting therefor the phrase [***]

         e. A new second sentence is added to Section A(9) of Attachment B as follows:

                  [***]


2. Except as otherwise specifically superceded by this Amendment, the terms and provisions of the Agreement shall remain in full force and effect.

3. Unless expressly provided otherwise, all capitalized terms used herein but not otherwise defined shall have the meaning assigned to them in the Agreement.

4. In the event of any conflict between the provisions of this Amendment and the Agreement or any prior amendment, the provisions of this Amendment shall take precedence.


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         IN WITNESS WHEREOF, the undersigned have executed this Amendment in duplicate, as of the day and year first above written.


MANUFACTURER:
MOTOROLA, INC.

By   /s/ Anthony Kobrinetz
   -----------------------------
Name:  Anthony Kobrinetz
      --------------------------
Title: VP & GM Motorola Company
      --------------------------


MASTER DISTRIBUTOR:
BRIGHTSTAR CORP.

By   /s/ Oscar Fumgali
   -----------------------------
Name:  Oscar Fumgali
      --------------------------
Title: Chief Financial Officer
      --------------------------